Performance Management - Simplify VettaFi Private Credit Strategy ETF	Sep. 05, 2025
Prospectus [Line Items]
Performance Narrative [Text Block]

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Performance One Year or Less [Text]	Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.
Performance Availability Website Address [Text]	www.simplify.us
Performance Availability Phone [Text]	1 (855) 772-8488